UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) : July 11, 2006

Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street, Middlefield, Ohio	44062-0035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(440) 632-1666

[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On July 11, 2006, Middlefield Banc Corp. (“Middlefield”) entered into new severance agreements with:
1)	Thomas G. Caldwell, President and Chief Executive Officer of Middlefield and The Middlefield Banking Company (the “Bank”),

2)	James R. Heslop, II, Executive Vice President and Chief Operating Officer of Middlefield and the Bank,

3)	Jay P. Giles, Senior Vice President/Senior Lender of the Bank,

4)	Teresa M. Hetrick, Senior Vice President — Operations/Administration of the Bank,

5)	Jack L. Lester, Vice President — Compliance and Security Officer of the Bank,

6)	Donald L. Stacy, Treasurer and Chief Financial Officer of Middlefield, Senior Vice President and Chief Financial Officer of the Bank, and

7)	Alfred F. Thompson, Jr., Vice President —Loan Administration of the Bank.
The severance agreements are intended to cause payments that are made under the severance agreements to be in compliance with Section 409A of the Internal Revenue Code of 1986, as amended, which was added to the Internal Revenue Code by the American Jobs Creation Act of 2004.
     The severance agreements of Messrs. Caldwell and Heslop provide that severance benefits become payable immediately after a change in control of Middlefield occurs. The amount of the severance compensation is two and a half times Messrs. Caldwell and Heslop’s annual compensation, and two times annual compensation for the other 5 executives with severance agreements. The severance agreements also provide continued life, health, and disability insurance coverage for 24 months, and accelerated vesting of benefits under benefit plans. Middlefield has also agreed to pay up to $500,000 of legal fees incurred by the executives associated with the interpretation, enforcement, or defense of their rights under the severance agreements if Middlefield initiates the legal proceeding but the executive prevails.
     The summary of the agreements described above is qualified in its entirety by reference to the form of the severance agreements attached hereto as Exhibits 10.2 through 10.4.4 and incorporated herein by reference.
Item 9.01(d) Exhibits

10.2	Severance Agreement between Middlefield Banc Corp. and Thomas G. Caldwell

10.3	Severance Agreement between Middlefield Banc Corp. and James R. Heslop, II

10.4	Severance Agreement between Middlefield Banc Corp. and Jay P. Giles

10.4.1	Severance Agreement between Middlefield Banc Corp. and Teresa M. Hetrick

10.4.2	Severance Agreement between Middlefield Banc Corp. and Jack L. Lester

10.4.3	Severance Agreement between Middlefield Banc Corp. and Donald L. Stacy

10.4.4	Severance Agreement between Middlefield Banc Corp. and Alfred F. Thompson, Jr.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.
Date: July 11, 2006	/s/ James R. Heslop, II

James R. Heslop, II Executive Vice President and COO

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.2	Severance Agreement between Middlefield Banc Corp. and Thomas G. Caldwell

10.3	Severance Agreement between Middlefield Banc Corp. and James R. Heslop, II

10.4	Severance Agreement between Middlefield Banc Corp. and Jay P. Giles

10.4.1	Severance Agreement between Middlefield Banc Corp. and Teresa M. Hetrick

10.4.2	Severance Agreement between Middlefield Banc Corp. and Jack L. Lester

10.4.3	Severance Agreement between Middlefield Banc Corp. and Donald L. Stacy

10.4.4	Severance Agreement between Middlefield Banc Corp. and Alfred F. Thompson, Jr.